Supplement Dated October 9, 2012
To The Prospectuses Dated April 30, 2012 For

PERSPECTIVE REWARDS®

Issued By
JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

PERSPECTIVE REWARDS®

Issued By
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectuses.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

_______________________________________________________________________________________________

Effective October 15, 2012, Perspective Rewards Contracts are not currently being offered to new purchasers.  In addition, the following joint option Guaranteed Minimum Withdrawal Benefits (GMWBs) are currently no longer available for election under the Contracts by existing owners:

•	LifeGuard Freedom 6 Net with Joint Option GMWB.
•	LifeGuard Freedom Flex with Joint Option GMWB.

If you currently own these benefits, this change does not affect your benefit or the guarantees associated with your benefit.

______________________________
(To be used with JMV2731 04/12, JMV2731H 04/12
and NMV2731 04/12)                                                                                                                                          CMV9932 10/12